                                                                 EXHIBIT 10.41.2

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT

            THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Amendment") is dated as of July 16, 2001 (the "Effective Date") among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Delaware ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), and HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

                                R E C I T A L S

            A. Landlord and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 (the "Lease").

            B. Landlord and Tenant desire to amend the Lease to include four additional Facilities located in Valparaiso, Indiana and Vero Beach, Florida (the "Additional Facilities") and as otherwise set forth herein.

            NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

            1. Definitions. Any capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

            2. Section 1.4 of the Lease is hereby amended to add the following:

               "Earnout Amount" means $250,000.00.

            3. Effective Date. The definition of Effective Date in Section 1.4 of the Lease is hereby amended to read in its entirety as follows:

               "Effective Date" means the date of this Amendment as set forth in the first paragraph hereof.

            4. Lease Advance. The definition of Lease Advance in Section 1.4 of the Lease is hereby amended to read in its entirety as follows:

                  "Lease Advance" means [i] the Initial Lease Advance; [ii] the Lease Advance by Landlord to Tenant of even date of $12,750,000.00; [iii] the advance (if any) of the Earnout Amount made pursuant to Section 2.8; or [iv] any other advance of funds by Landlord to Tenant pursuant to the term of this Lease.

            5. Lease Rate. The definition of Lease Rate in Section 1.4 of the Lease is hereby amended to add the following:

                  Notwithstanding anything to the contrary set forth in this definition of Lease Rate, commencing on the Effective Date of this Amendment, the Lease Rate for the remainder of the Initial Term is 10.72%.

            6. Earnout Disbursement. Article 2 of the Lease is hereby amended to add the following Section 2.8:

                  2.8 Earnout Disbursement. If Tenant achieves an Additional Facility Coverage Ratio (hereinafter defined) of not less than
                  1.30 to 1.00 for eight consecutive quarters during the first four years of the Initial Term (including, if applicable, quarters prior to the commencement of the Initial Term), as evidenced by financial statements satisfactory to Landlord and provided that the Allocated Lease Amount for the Additional Facilities after payment of the Earnout Payment is less than ninety percent (90%) of the appraisal value of the Additional Facilities, Landlord shall disburse the Earnout Amount to Tenant upon Tenant's satisfaction of the following disbursement requirements: [i] Tenant shall pay all of Landlord's reasonable out-of-pocket expenses, including, without limitation, attorneys' fees and expenses, incurred in connection with the Earnout Amount disbursement; [ii] no uncured Event of Default exists under this Lease and no event has occurred which, with the giving of notice, the passage of time or both, would constitute an Event of Default; and [iii] no material adverse change in the condition of Landlord or the Leased Property exists. For purposes of this Section 2.8 only, the Additional Facility Coverage Ratio shall be determined in the same manner as the Portfolio Coverage Ratio (defined in Section 15.7.1(c)) except all references to Portfolio shall be deleted and shall be replaced with Additional Facilities in both Section 15.7.1(b) and (c). For purposes of this
                  Section 2.8, the calculation of the Additional Facility Coverage Ratio shall be made as if the Earnout Amount was included in the Lease Amount at the commencement of the period of 16 consecutive quarters for which the calculation is being made. Landlord shall not be obligated to disburse the Earnout Amount if Tenant does not satisfy the foregoing disbursement requirements within six months after the Additional Facility Coverage Ratio requirement has been satisfied.

            7. Repairs. Article 2 of the Lease is hereby amended to add the following Section 2.9:

               a. Roof Repair Escrow. Tenant acknowledges that there are certain roof repairs and other miscellaneous repairs (collectively "Repairs") required at Alterra Sterling House of Valparaiso and Alterra Clare Bridge Cottage at Valparaiso (collectively "Valparaiso Facilities"). Tenant agrees to cause the seller of the Valparaiso Facilities to escrow $150,000.00 ("Escrow Amount") of the proceeds from the sale of the Valparaiso Facilities at the time of the Landlord's purchase of the Valparaiso Facilities.

               b. Budget. As soon as possible but in no event later than 30 days after the Effective Date of this Amendment, Tenant shall provide Landlord with a budget setting forth the total cost for the Repairs of the Valparaiso Facilities, together with a construction contract for the Repairs. Upon approval of the budget and the construction contract, Landlord shall release as much of the Escrow Amount as is necessary to retain 125% of the cost of the Repairs in escrow ("Amended Escrow Amount").

               c. Disbursement of Amended Escrow Amount. Landlord may make disbursements of the Amended Escrow Amount from time to time as repairs progress, but shall not be obligated to disburse more frequently than once in each calendar month and shall not be obligated to disburse until at least five Business Days following receipt of all documentation required for such disbursement.

               d. Documents Required for Disbursement. Prior to the disbursement of any Amended Escrow Amount, Tenant shall have provided Landlord with the following: [i] budget; [ii] construction contract; [iii] disbursement voucher; and [iv] sworn statements, waivers of lien or such other documents as may be required to ensure Landlord that there are no mechanics liens.

               e. Disbursement of Remaining Funds. Landlord shall not be
                  obligated to make any disbursement except from the

                  Amended Escrow Amount. In the event that all costs for the Repairs have been paid and upon the earlier of [i] a sufficient amount of time passing to ensure that there are no mechanics liens; or [ii] Landlord receiving the appropriate lien waivers under Indiana law to release any and all mechanics liens, Landlord shall disburse any funds remaining in the Amended Escrow Amount to Tenant.

            8. Commitment Fee. Article 2 of the Lease is hereby amended to add the following Section 2.9:

               2.9 Commitment Fee. On the Effective Date of this Amendment, Tenant shall pay a commitment fee to Landlord of $127,500.00.

            9. Representations and Warranties. Article 22 of the Lease is hereby amended to make all representations and warranties effective as of the Effective Date.

            10. Legal Description. Exhibit A of the Lease is hereby amended by the addition of Exhibit A-37 through Exhibit A-39 hereto.

            11. Permitted Exceptions. Exhibit B of the Lease is hereby amended by the addition of Exhibit B-37 through Exhibit B-39 hereto.

            12. Facility Information. Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C hereto.

            13. Government Authorizations; Zoning Permits. Exhibit G of the Lease is hereby amended by the addition of those items set forth on Exhibit G hereto.

            14. Affirmation. Except as specifically modified by this amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

            15. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

            16. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

            17. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:   HEALTH CARE REIT, INC.

          /s/ Rita J. Rogge                       /s/ Erin C. Ibele
Signature__________________________________   By:_______________________________
              Rita J. Rogge
Print Name_________________________________          VP & Corp. Secretary
          /s/ Margaret G. Strick              Title:_________________________
Signature__________________________________
           Margaret G. Strick
Print Name_________________________________

Signed and acknowledged in the presence of:   HCRI NORTH CAROLINA PROPERTIES,
                                              LLC

                                              By: Health Care REIT, Inc.
                                                  Member
          /s/ Rita J. Rogge                            /s/ Erin C. Ibele
Signature__________________________________       By:___________________________
              Rita J. Rogge
Print Name_________________________________                 VP & Corp. Secretary
          /s/ Margaret G. Strick                     Title:_____________________
Signature__________________________________
              Margaret G. Strick
Print Name_________________________________

Signed and acknowledged in the presence of:   HCRI TENNESSEE PROPERTIES, INC.

          /s/ Rita J. Rogge                            /s/ Erin C. Ibele
Signature__________________________________       By:___________________________
              Rita J. Rogge
Print Name_________________________________                 VP & Corp. Secretary
          /s/ Margaret G. Strick                     Title:_____________________
Signature__________________________________
              Margaret G. Strick
Print Name_________________________________

Signed and acknowledged in the presence of:   HCRI TEXAS PROPERTIES, LTD.

                                              By: Health Care REIT, Inc.
                                                  General Partner

          /s/ Rita J. Rogge                           /s/ Erin C. Ibele
Signature__________________________________       By:___________________________
              Rita J. Rogge
Print Name_________________________________                 VP & Corp. Secretary
          /s/ Margaret G. Strick                     Title:_____________________
Signature__________________________________
              Margaret G. Strick
Print Name_________________________________

Signed and acknowledged in the presence of:   ALTERRA HEALTHCARE CORPORATION

          /s/ Peter Ferge                         /s/ Kristin A. Ferge
Signature__________________________________   By:_______________________________
              Peter Ferge
Print Name_________________________________             VP
          /s/ Lisa Ulicki                        Title:_________________________
Signature__________________________________
              Lisa Ulicki                                   39-1771281
Print Name_________________________________   Tax I.D. No.:_____________________

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 16 day of July, 2001 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public
                       8/26/05
My Commission Expires:_____________________                               [SEAL]

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 16 day of July, 2001 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI North Carolina Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public
                       8/26/05
My Commission Expires:_____________________                               [SEAL]

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 16 day of July, 2001 by Erin C. Ibele, the VP & Corp. Secretary of HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public
                       8/26/05
My Commission Expires:_____________________                               [SEAL]

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 16 day of July, 2001 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.
                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public
                       8/26/05
My Commission Expires:_____________________                               [SEAL]

STATE OF WISCONSIN        )
                          ) SS:
COUNTY OF MILWAUKEE       )

            The foregoing instrument was acknowledged before me this 14 day of July, 2001 by Kristin A. Ferge, the VP of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

                                              /s/ JC Hansen
                                              __________________________________
                                              Notary Public
                       5/26/02
My Commission Expires:_____________________                               [SEAL]

THIS INSTRUMENT PREPARED BY:

OKSANA M. LUDD, ESQ.
SHUMAKER, LOOP & KENDRICK, LLP
1000 JACKSON
TOLEDO, OHIO 43624

                         EXHIBIT A-37: LEGAL DESCRIPTION

                      Alterra Sterling House of Valparaiso

A parcel of land in the East 1/2 of the Northwest 1/4 of Section 13, Township
35 North, Range 6 West of the Second Principal Meridian in the City of Valparaiso, Porter County, Indiana and being a part of a tract of land conveyed to August Dravininkas as Trustee by a Quit-Claim Deed dated January 11, 1991 and recorded January 11, 1991 as Document Number 91-00582 in Deed Record 413, page 360, in the Office of the Recorder of Porter County, Indiana; said parcel described as follows (the basis of bearings is the line between the monumentation found at the Northeast and Southeast corners of said Northwest
1/4 having a direction of South 00 degrees 00 minutes 00 seconds East):

Beginning at a railroad rail located at the Northeast corner of said Northwest 1/4; thence North 89 degrees 47 minutes 16 seconds West along the North line of said Northwest 1/4 405.19 feet to a 5/8 inch diameter rerod with PTGR/Bonar Group Identification Cap at the Northeast corner of the Fourth Addition to Dravininkas Glendale Acres as per plat thereof recorded in Plat File 15-D-8A in the Office of the Recorder of Porter County, Indiana; thence South 00 degrees 00 minutes 00 seconds East along the East line of said Fourth Addition 323.00 feet to a 5/8 inch diameter rerod with PTGR/Bonar Group Identification Cap; thence South 89 degrees 47 minutes 16 seconds East parallel with said North line 405.19 feet to a 5/8 inch diameter rerod with PTGR/Bonar Group Identification Cap on the East line of said Northwest 1/4; thence North 00 degrees 00 minutes 00 seconds West along said East line 323.00 feet to the Point of Beginning.

                         EXHIBIT A-38: LEGAL DESCRIPTION

                   Alterra Clare Bridge Cottage of Valparaiso

A parcel of land in the East 1/2 of the Northwest 1/4 of Section 13, Township
35 North, Range 6 West of the Second Principal Meridian in the City of Valparaiso, Porter County, Indiana and being a part of a tract of land conveyed to August Dravininkas as Trustee by a Quit-Claim Deed dated January 11, 1991 and recorded January 11, 1991 as Document Number 91-00582 in Deed Record 413, page 360, in the Office of the Recorder of Porter County, Indiana; said parcel described as follows (the basis of bearings is the line between the monumentation found at the Northeast and Southeast corners of said Northwest
1/4 having a direction of South 00 degrees 00 minutes 00 seconds East):

Commencing at a railroad rail located at the Northeast corner of said Northwest 1/4; thence South 00 degrees 00 minutes 00 seconds East along the East line of said Northeast 1/4 323.0 feet to a 5/8 inch diameter rerod with PTGR/Bonar
Group Identification Cap, said point being the Southeast corner of a tract of land conveyed to Sterling House Corporation per Warranty Deed dated November 12, 1997 and recorded December 4, 1997 as Document Number 97-29435 in Deed Record 484, page 453, in the Office of the Recorder of Porter County, Indiana, said point also being the Point of Beginning; thence North 89 degrees 47 minutes 16 seconds West along the South line of said Sterling tract 405.19 feet to a 5/8 inch diameter rerod with PTGR/Bonar Group Identification Cap at the Southwest corner of said Sterling tract, said point also being on the East line of the Fourth Addition to Dravininkas Glendale Acres as per plat thereof recorded in Plat File 15-D-8A in the Office of the Recorder of Porter County, Indiana; thence South 00 degrees 00 minutes 00 seconds East along said East line 308.28 feet to a 5/8 inch diameter rerod with PTGR/Bonar Group Identification Cap at the Southeast corner of said Fourth Addition, said point being the Northwest corner of a tract of land conveyed to the City of Valparaiso per a Deed of Dedication (for Appletree Lane) dated January 8, 1993 and recorded January 11, 1993 as Document Number 93-00667 in Deed Record 433, page 341, in the Office of the Recorder of Porter County, Indiana; thence North 89 degrees 52 minutes 00 seconds East along the North line of said City of Valparaiso tract, said line being the North right-of-way line of Appletree Lane, 405.19 feet to a 5/8 inch diameter rerod with PTGR/Bonar Group Identification Cap on the East line of said Northwest 1/4; thence North 00 degrees 00 minutes 00 seconds West along said East line 305.84 feet to the Point of Beginning.

                         EXHIBIT A-39: LEGAL DESCRIPTION

                      Alterra Sterling House of Vero Beach
                   Alterra Clare Bridge Cottage of Vero Beach

PARCEL NO. 1:

The South 1/2 of the Southwest 1/4 of Government Lot 3, Section 18, Township 33 South, Range 40 East, less that portion of access road for Indian River Boulevard as described in Official Records Book 722, page 2269, Indian River County, Florida.

Said less and except parcel being described as follows:

A parcel of land being 70.00 feet in width lying in the Northeast Quarter (1/4) of Section 13, Township 33 South, Range 39 East, and Northwest Quarter (1/4),
Section 18, Township 33 South, Range 40 East, Indian River County, Florida being more particularly described as follows:

Begin at the East Quarter Section corner of said Section 13, thence Westerly, along the East-West Quarter Section line of said Section 13, a distance of 40.73 feet (for the purpose of this description said East-West Quarter Section line bears North 89 degrees 16' 45" West); thence North 27 degrees 58' 54" West a distance of 239.20 feet, more or less to a point on the Easterly right-of-way line of Indian River Boulevard said point being also a point on a curve, concave to the Northwest, having a radius of 647.96 feet and whose radius point bears North 48 degrees 48' 12" West; thence Northerly, along the arc of said curve and said Easterly right-of-way line through a central angle of 6 degrees 47' 28" a distance of 76.80 feet; thence South 27 degrees 58' 54" East, a distance of
309.01 feet, more or less, to a point on the East-West Quarter Section line of aforementioned Section 18, thence Westerly, along said East-West Quarter Section line, a distance of 39.08 feet more or less, to the Point of Beginning.

PARCELS 2, 3, AND 4:

A parcel of land situated in part of the South 1/4 of the Northeast 1/4 of
Section 13, Township 33 South, Range 39 East, lying East of the East right-of-way of Indian River Boulevard (150 foot right-of-way) consisting of parcels described in Official Records Book 708, page 1861 and Official Records Book 814, page 751, being more particularly described as follows:

Commencing at the Southeast corner of the Southeast 1/4 quarter of the Northeast 1/4 of Section 13, Township 33 South, Range 39 East, run North
00 degrees 40' 20" East along the East line of said Southeast 1/4 of the Northeast 1/4 of Section 13, a distance of 71.64 feet to a point of interSection with the Easterly line of that certain 70 foot access easement as shown on Indian River Boulevard right-of-way plans by Kimley Horn and Associates, dated September 1984, file and drawing No. 4395-01-04, Sheet 2 of 5, recorded in Official Records Book 722, page 2269; and also being the Point of Beginning.

From said Point of Beginning, run North 27 degrees 56' 01" West along said Easterly line of the 70 foot access easement, a distance of 227.52 feet to a point of cusp; said point of cusp lying on the

Easterly right-of-way of Indian River Boulevard (150 foot right-of-way); from said point of cusp, run Northeasterly along a curve, also being the Easterly right-of-way of Indian River Boulevard, concave to the Northwest, having a radius of 647.96 feet, a central angle of 33 degrees 44' 09", and an arc length of 381.52 feet to the point of tangency; said point of tangency also being the interSection of the aforementioned East right-of-way of Indian River Boulevard and the East line of the Southeast 1/4 of the Northeast 1/4 of Section 13;
from said Point of Tangency, run South 00 degrees 40' 20" West along the said East line of the Southeast 1/4 of the Northeast 1/4 of Section 13, a distance of 559.49 feet to the Point of Beginning.

                       EXHIBIT B-37: PERMITTED EXCEPTIONS

                                  [*TO FOLLOW*]

                       EXHIBIT B-38: PERMITTED EXCEPTIONS

                                  [*TO FOLLOW*]

                       EXHIBIT B-39: PERMITTED EXCEPTIONS

                                  [*TO FOLLOW*]

                         EXHIBIT C: FACILITY INFORMATION

                                                                                    FACILITY TYPE (PER LICENSE)
        FACILITY NAME/ADDRESS                             ALLOCATED LEASE AMOUNT          BEDS/UNITS
--------------------------------------                    ----------------------    ---------------------------
1.      Clare Bridge of Bradenton                                $3,550,000         Assisted Living
        6101 Pointe W Blvd.                                                         40 beds
        Bradenton, FL  34209                                                        34 units
        Manatee County

2.      Clare Bridge of Sarasota                                 $3,650,000         Assisted Living
        8450 McIntosh Road                                                          38 beds
        Sarasota, FL  34238                                                         34 units
        Sarasota County

3.      Sterling House of Ponca City                             $1,650,000         Assisted Living
        1500 E. Bradley Avenue                                                      39 beds
        Ponca City, OK  74604                                                       39 units
        Kay County

4.      Sterling House of Norman                                 $1,539,000         Assisted Living
        1701 Alameda Street                                                         39 beds
        Norman, OK  73071                                                           39 units
        Cleveland County

5.      Sterling House of Lawton                                 $1,600,000         Assisted Living
        6302 W. Lee Road                                                            42 beds
        Lawton, OK  73505                                                           42 units
        Comanchie County

6.      Sterling House of Bartlesville                           $1,480,000         Assisted Living
        5420 S.E. Adams Blvd.                                                       39 beds
        Bartlesville, OK  74006                                                     39 units
        Washington County

7.      Sterling House of Enid                                   $1,480,000         Assisted Living
        4613 W. Willow Road                                                         39 beds
        Enid, OK  73703                                                             39 units
        Garfield County

8.      Sterling House of Stillwater                             $1,480,000         Assisted Living
        1616 McElroy Road                                                           39 beds
        Stillwater, OK  74075                                                       39 units
        Payne County

9.      Sterling House of Shawnee                                $1,480,000         Assisted Living
        3947 Kickapoo                                                               39 beds
        Shawnee, OK  74804                                                          39 units
        Pottowatomie County

10.     Sterling House of Midwest City                           $1,480,000         Assisted Living
        615 W. Blue Ridge Drive                                                     39 beds
        Midwest City, OK  73110                                                     39 units
        Oklahoma County

11.     Sterling House of Claremore                              $1,582,500         Assisted Living
        1605 N. Highway 88                                                          43 beds
        Claremore, OK  74017                                                        43 units
        Rogers County

12.     Sterling House of Waxahachie                             $1,582,500         Assisted Living
        2250 Brown Street                                                           60 beds
        Waxahachie, TX  75165                                                       50 units
        Ellis County

                                                                                    FACILITY TYPE (PER LICENSE)
        FACILITY NAME/ADDRESS                             ALLOCATED LEASE AMOUNT          BEDS/UNITS
-------------------------------------------               ----------------------    ---------------------------
13.     Sterling House of Palestine                              $1,582,500         Assisted Living
        101 Trinity Court                                                           43 beds
        Palestine, TX  75801                                                        43 units
        Anderson County

14.     Sterling House of Muskogee                               $1,582,500         Assisted Living
        3211 E. Chandler Road                                                       43 beds
        Muskogee, OK  74403                                                         43 units
        Muskogee County

15.     Sterling House of Owasso                                 $1,595,000         Assisted Living
        12807 E. 86th Place N.                                                      43 beds
        Owasso, OK  74055                                                           43 units
        Tulsa County

16.     Sterling House of Texarkana                              $1,595,000         Assisted Living
        4204 Moores Lane                                                            60 beds
        Texarkana, TX  75503                                                        50 units
        Bowie County

17.     Sterling House of N. Oklahoma City                       $1,595,000         Assisted Living
        2435 N.W. 122nd Street                                                      43 beds
        N. Oklahoma City, OK  73120                                                 43 units
        Oklahoma County

18.     Sterling House of Chickasha                              $1,480,000         Assisted Living
        801 Country Club Road                                                       39 beds
        Chickasha, OK  73018                                                        39 units
        Grady County

19.     Sterling House of Desoto                                 $1,595,000         Assisted Living
        747 W. Pleasant Run                                                         60 beds
        Desoto, TX  75115                                                           50 units
        Dallas County

20.     Sterling House of Oklahoma City                          $1,480,000         Assisted Living
        2500 S.W. 89th Street                                                       39 beds
        Oklahoma City, OK  73159                                                    39 units
        Oklahoma County

21.     Sterling House of Duncan                                 $1,450,000         Assisted Living
        915 Plato Road                                                              39 beds
        Duncan, OK  73533                                                           39 units
        Stephens County

22.     Sterling House of Cedar Hill                             $1,661,000         Assisted Living
        602 E. Beltline Road                                                        60 beds
        Cedar Hill, TX  75104                                                       50 units
        Dallas County

23.     Sterling House of Findlay                                $2,000,000         Assisted Living
        725 Fox Run Road                                                            37 beds
        Findlay, OH  45840                                                          37 units
        Hancock County

24.     Sterling House of Troy                                   $2,200,000         Assisted Living
        81 S. Stanfield Road                                                        37 beds
        Troy, OH 45373                                                              37 units
        Miami County

25.     Sterling House of Georgetown                             $2,300,000         Assisted Living
        2600 University Drive E                                                     54 beds
        Georgetown, TX  78626                                                       54 units
        Williamson County

                                                                                    FACILITY TYPE (PER LICENSE)
        FACILITY NAME/ADDRESS                             ALLOCATED LEASE AMOUNT          BEDS/UNITS
--------------------------------------                    ----------------------    ---------------------------
26.     Sterling House of Piqua                                  $2,120,000         Assisted Living
        1744 W. High Street                                                         37 beds
        Piqua, OH  45356                                                            37 units
        Miami County

27.     Sterling House of Clarksville                            $2,622,279         Assisted Living
        2183 Memorial Drive                                                         49 beds
        Clarksville, TN  37043                                                      49 units
        Montgomery County

28.     Sterling House of Canton                                 $2,398,100         Assisted Living
        1119 Perry Drive N.W.                                                       42 beds
        Canton, OH  44708                                                           42 units
        Stark County

29.     Clare Bridge of Oklahoma City                            $3,200,000         Assisted Living
        12401 Dorset Drive                                                          38 beds
        Oklahoma City, OK  73120                                                    34 units
        Oklahoma County
        (Still in retainage)

30.     Sterling House of N. Augusta                             $2,890,000         Assisted Living
        105 N. Hills Drive                                                          52 beds
        N. Augusta, SC  29841                                                       52 units
        Aiken County

31.     Clare Bridge of Salem                                    $5,620,298         Assisted Living
        1355 Boone Road S.E.                                                        60 beds
        Salem, OR  97306                                                            60 units
        Marion County

32.     Clare Bridge of Asheville                                $3,692,675         Assisted Living
        4 Walden Ridge Drive                                                        38 beds
        Asheville, NC  28803                                                        34 units
        Buncombe County

33.     Sterling House of Columbia                               $2,635,620         Assisted Living
        5011 Trotwood Avenue                                                        49 beds
        Columbia, TN  38401                                                         49 units
        Maury County

34.     Clare Bridge of Wilmington                               $3,200,939         Assisted Living
        3501 Converse Drive                                                         38 beds
        Wilmington, NC  28403                                                       34 units
        New Hanover County

35.     Clare Bridge of Everett                                  $6,876,202         Assisted Living
        2015 Lake Heights Drive                                                     52 beds
        Everett, WA  98208                                                          46 units
        Snohomish County

36.     Sterling House of Edmond                                 $1,739,000         Assisted Living
        116 W. Danforth Road                                                        43 beds
        Edmond, OK  73003                                                           43 units
        Oklahoma County

37.     Alterra Sterling House of Valparaiso                     $2,670,000         Residential Care
        2601 Valparaiso St.                                                         42 beds
        Valparaiso, IN  46383                                                       42 units
        Porter County

38.     Alterra Clare Bridge Cottage of Valparaiso               $3,070,000         Residential Care
        2501 Valparaiso St.                                                         36 beds
        Valparaiso, IN  46383                                                       32 units
        Porter County

                                                                                    FACILITY TYPE (PER LICENSE)
        FACILITY NAME/ADDRESS                             ALLOCATED LEASE AMOUNT          BEDS/UNITS
--------------------------------------------------        ----------------------    ---------------------------
39.     Alterra Sterling House of Vero Beach                     $3,560,000         Residential Care
        410 4th Court                                                               42 beds
        Vero Beach, FL  32962                                                       42 units
        Indian River County

40.     Alterra Clare Bridge Cottage of Vero Beach               $3,450,000         Residential Care
        420 4th Court                                                               36 beds
        Vero Beach, FL  32962                                                       32 units
        Indian River County
                                                          ----------------------
                                             TOTAL               $94,415,113
                                                          ======================

                      EXHIBIT G: GOVERNMENT AUTHORIZATIONS
                         TO BE OBTAINED; ZONING PERMITS

Government Authorizations - None

Zoning : Clare Bridge Cottage of Valparaiso (2501 Valparaiso Street)

          1. Special Exception granted by Valparaiso Board of Zoning Appeals on August 18, 1998

          2. Driveway and Right-of-Way Cut Permit issued on September 22, 1998

          Sterling House of Valparaiso (2601 Valparaiso Street)

          1. Special Exception granted by Valparaiso Board of Zoning Appeals on August 19, 1997

          2. Driveway and Right-of-Way Cut Permit issued on October 28, 1997

          Clare Bridge Cottage of Vero Beach (410 4th Court) and Sterling House of Vero Beach (450 4th Court)

          1. Special Exception Use granted by Indian River Board of County Commissioners on September 26, 1995